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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)    April 16, 2002
                                          --------------------------------------


                     Industrialex Manufacturing Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Colorado                    333-43732                84-1604770
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


       63-A South Pratt Parkway
             Longmont, CO                                          80501
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code        303-651-6672
                                                  ------------------------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







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Item 4.  Changes in Registrant's Certifying Accountant.

As previously reported, Industrialex Manufacturing Corporation dismissed Deloitte & Touche LLP as the Company's principal accountant. This amended report on Form 8-K is filed to expand the period for which there were no disagreements with Deloitte & Touche LLP to include the period from the past two fiscal years ended December 31, 1999 and 2000 and the subsequent interim period through the date the relationship ended on April 16, 2002.

(a)      Previous Independent Accountants

On April 16, 2002, Industrialex Manufacturing Corporation dismissed Deloitte & Touche LLP as the Company's principal accountant.

The report of Deloitte & Touche LLP on the financial statements of the Company for either of the past two fiscal years ended December 31, 1999 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The Company does not believe there were any disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the past two fiscal years ended December 31, 1999 and 2000 and during the subsequent interim period through April 16, 2002, on which date the relationship ended, which if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement(s) in connections with its reports.

(b)      New Independent Accountants

The Company engaged Hein + Associates LLP as its new principal accountants as of April 16, 2002.

Item 7.  Financial Statements and Exhibits

Exhibit No. 16.1 - Letter from Deloitte & Touche LLP dated April 26, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Industrialex Manufacturing Corp.


                                        By: /s/ Stephen J. King
                                           -------------------------------------
                                           Stephen J. King, Principal
                                           Accounting Officer

Date: April  26, 2002
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                                 EXHIBIT INDEX


Exhibit No.                       Description
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
   16.1       Letter from Deloitte & Touche LLP dated April 26, 2002.
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